Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill

8 Goodwill

The changes in goodwill in 2012 and 2011 were as follows:

	2012	2011
Balances as of January 1
Cost	2,454	2,529
Accumulated impairment	(223)	(230)

Book value	2,231	2,299
Changes in book value:
Acquisitions	11	—
Divestments	(6)	—
Translation differences	41	(68)

Total changes	46	(68)

Balances as of December 31
Cost	2,502	2,454
Accumulated impairment	(225)	(223)

Book value	2,277	2,231

Acquisitions in 2012 relate to the acquisition of the Catena Group. Divestments in 2012 relate to the divestment of the High Speed Data Converter business.

No goodwill impairment charges were required to be recognized in 2012 or 2011.

The fair value of the reporting units substantially exceeds the carrying value of the reporting units.

See Note 19, “Segment and Geographical Information”, for goodwill by segment and Note 16, “Acquisitions and Divestments”.